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                                                                 EXHIBIT 10.3

                             CONEXANT SYSTEMS, INC.
                           RESTRICTED STOCK AGREEMENT


To:     [NAME]                                                    [GRANT DATE]

        In accordance with a determination of the Board of Directors of Conexant Systems, Inc. (the Corporation) on _______________, 1999 (the Grant Date),
[     ] shares (the Restricted Shares) of Common Stock of the Corporation have been granted to you as Restricted Stock pursuant to the Corporation's 1999 Long-Term Incentives Plan (the Plan). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Plan.

        The Restricted Shares have been granted to you today upon the following terms and conditions:

1.      Earning of Restricted Shares

               You shall be deemed to have earned the Restricted Shares subject to this Agreement on the earlier of:

               (a)    the second anniversary of the Grant Date;

                      [Alternative special vesting provisions:

                        X shares on the first anniversary of the Grant Date;
                        X shares on the second anniversary of the Grant Date; X shares on the third anniversary of the Grant Date;
                        X shares on the fourth anniversary of the Grant Date.]

               (b)     your death or Disability; or

               (c)     a Change of Control.

2.      Retention of Certificates for Restricted Shares and Dividends

        Certificates for the Restricted Shares and any dividends or distributions thereon or in respect thereof (Dividends), whether in cash or otherwise (including but not limited to additional shares of Stock, other securities of the Corporation or securities of another entity, any such shares or other securities being collectively referred to herein as Stock Dividends) shall be delivered to and held by the Corporation, or shall be held in book-entry form subject to the Corporation's instructions, until you shall have earned the Restricted Shares in accordance with the provisions of paragraph 1 [Alternative provision: provided that unless you shall have earlier earned the Restricted Shares, the Restricted Shares will not be issued, and no dividends will be paid or distributions made thereon prior to June 30, 1999]. To facilitate implementation of the provisions of this agreement, you undertake to sign and deposit with the Corporation's Office of the Secretary (i) a Stock Transfer Power in the form of ATTACHMENT 1 hereto with respect to the Restricted Shares and any Stock Dividends thereon;
        (ii) a Dividend Order in the form of ATTACHMENT 2 hereto with respect to Dividends (whether payable in cash or as Stock Dividends) on the Restricted Shares; and (iii) such other documents appropriate to effectuate the purpose and intent of this agreement as the Corporation may reasonably request from time to time.



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3.      Voting Rights

        Notwithstanding the retention by the Corporation of certificates (or the right to give instructions with respect to shares held in book-entry form) for the Restricted Shares and any Stock Dividends, you shall be entitled to vote the Restricted Shares and any Stock Dividends held by the Corporation in accordance with paragraph 2 from and after the time of issuance thereof, unless and until such shares have been forfeited in accordance with paragraph 5.

4.      Delivery of Earned Restricted Shares

        As promptly as practicable after you shall have been deemed to have earned the Restricted Shares in accordance with paragraph 1, the Corporation shall deliver to you (or in the event of your death, to your estate or any person who acquires your interest in the Restricted Shares by bequest or inheritance) the Restricted Shares, together with any Dividends then held by the Corporation (or subject to its instructions).

5.      Forfeiture of Unearned Restricted Shares and Dividends

        Notwithstanding any other provision of this agreement, (a) if at any time it shall become impossible for you to earn any of the Restricted Shares in accordance with this agreement, or (b) unless determined otherwise by the Committee, in the event of a Termination of Employment, all unearned Restricted Shares, together with any Dividends thereon, shall be forfeited, and you shall have no further rights of any kind or nature with respect thereto. Upon any such forfeiture, the unearned Restricted Shares theretofore issued, together with any Dividends thereon, shall be transferred to the Corporation. For purposes of this paragraph, "Termination of Employment" shall mean your termination of your employment as an employee of the Corporation for any reason, or the Corporation terminating your employment for Cause, provided that (i) death, (ii) Disability, (iii) a transfer from the Corporation to a Subsidiary or affiliate of the Corporation, whether or not incorporated, or vice versa, or from one Subsidiary or affiliate of the Corporation to another and (iv) a leave of absence, duly authorized in writing by the Corporation, shall not be deemed a Termination of Employment.

6.      Transferability

        This grant is not transferable by you otherwise than by will or by the laws of descent and distribution, and the Restricted Shares and any Dividends shall be deliverable, during your lifetime, only to you.

7.      Withholding

        The Corporation shall have the right, in connection with the delivery of the Restricted Shares and any Dividends subject to this agreement, (i) to deduct from any payment otherwise due by the Corporation to you or any other person receiving delivery of the Restricted Shares and any Dividends an amount equal to the taxes required to be withheld by law with respect to such delivery, (ii) to require you or any other person receiving such delivery to pay to it an amount sufficient to provide for any such taxes so required to be withheld or (iii) to sell such number of the Restricted Shares and any Stock Dividends as may be necessary so that the net proceeds of such sale shall be an amount sufficient to provide for any such taxes so required to be withheld.


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8.      Applicable Law

        This agreement and the Corporation's obligation to deliver Restricted Shares and any Dividends hereunder shall be governed by and construed and enforced in accordance with the laws of California and the Federal law of the United States.

                                               CONEXANT SYSTEMS, INC.


                                               By: /s/ DENNIS E. O'REILLY
                                                   ---------------------------
                                                   Dennis E. O'Reilly
                                                   Senior Vice President
                                                   General Counsel and Secretary


Accepted and agreed as of the date set forth above.


---------------------------------------------
                (Signature)


            [NAME]

Address:
            ----------------------------------

            ----------------------------------

            ----------------------------------

Social Security No.:
                     -------------------------


Attachment 1 - Stock Transfer Power
Attachment 2 - Dividend Order



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                                                                   ATTACHMENT 1


                    STOCK TRANSFER POWER SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED, I, [______________________], hereby sell, assign and transfer unto Conexant Systems, Inc. (i) the [_______] shares (the Shares) of the Common Stock of Conexant Systems, Inc. (Conexant) standing in my name on the books of Conexant represented in book-entry form or by Certificate No. ________ herewith, granted to me on [____________________, 199__], as Restricted Stock under Conexant's 1999 Long-Term Incentives Plan, and (ii) any additional shares of Conexant's Common Stock, other securities issued by Conexant or securities of another entity (Stock Dividends) distributed, paid or payable on or in respect of the Shares and Stock Dividends during the period the Shares and Stock Dividends are held by Conexant pursuant to a certain Restricted Stock Agreement dated [___________________, 199__,] with respect to the Shares; and I do hereby irrevocably constitute and appoint __________________________, attorney with full power of substitution in the premises to transfer the Shares on the books of Conexant.

Dated:  _________________, 199__

                                                       ------------------------
                                                            (Signature)



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                                                                    ATTACHMENT 2

Send To:
         ---------------------------------------------------------

         ---------------------------------------------------------


                           D I V I D E N D   O R D E R


                                                        Date:
                                                             ------------------

Until this order shall be revoked in writing by the undersigned with the written consent of the Secretary or an Assistant Secretary of Conexant Systems, Inc., please comply with the following instructions with respect to the payment of all dividends or other distributions on all shares of Common Stock of Conexant Systems, Inc.:

REGISTERED AS FOLLOWS:       [Name]
                             [Address]
                             [City, State Zip]
                             Tax Identification No.:  [SSN]
                             Account Key:

DIVIDEND CHECKS and all rights, stock dividends, notices and other communications (other than proxy statements and proxies) pertaining to the above account are to be payable to and mailed as follows:

                             Conexant Systems, Inc.
                             Office of the Secretary
                             4311 Jamboree Road
                             Newport Beach, CA 92660

All proxy statements, proxies and related materials pertaining to the above account are to be mailed to the undersigned at the following address:

                             [Name]
                             [Address]


THIS ORDER MUST BE SIGNED BY ALL REGISTERED OWNERS:



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          (Signature)